EXHIBIT 10.51

Execution Copy

AMENDMENT AGREEMENT

This Amendment Agreement (this “Agreement”), dated as of June 26, 2007, is entered into by and among ZAP, a California corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof (each, an “Investor” and, collectively, the “Investors”).  Capitalized terms used in this Agreement and not otherwise defined have the respective meanings ascribed thereto in the Securities Purchase Agreement (as defined below).

R E C I T A L S:

WHEREAS, the Company and certain Investors are parties to that certain Securities Purchase Agreement, dated as of December 5, 2006 (the “Securities Purchase Agreement”), pursuant to which the Company issued 8% Senior Convertible Notes (the “Original Notes”) and Warrants (the “Original Warrants”) to such Investors;

WHEREAS, the Company and the Investors are parties to that certain Purchase and Amendment Agreement, dated as of February 20, 2007 (the “Purchase and Amendment Agreement”), pursuant to which the Company issued additional 8% Senior Convertible Notes (the “Additional Notes” and, collectively with the Original Notes, the “Notes”) and additional Warrants (the “Additional Warrants” and, collectively with the Original Warrants, the “Warrants”) to the Investors;

WHEREAS, on January 2, 2007, the Company sold shares of Common Stock for per share consideration less than the Conversion Price (as defined in the Notes) and the Exercise Price (as defined in the Warrants) in effect on such date, and as a result of such issuance, the Investors are entitled to certain adjustments to their Notes and Warrants;

WHEREAS, the Company is required to make certain payments of principal on the Notes on June 1, 2007 and July 1, 2007, and the Company has requested that the Investors defer such payment obligations until August 1, 2007;

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of December 5, 2006, as amended by the Purchase and Amendment Agreement (the “Registration Rights Agreement”), pursuant to which the Company is (i) obligated to register 200% of the shares of the Common Stock issuable upon conversion in full of the Notes and exercise in full of the Warrants, and (ii) prohibited from including any other securities of the Company in any such registration;

WHEREAS, (i) the Company has certain registration obligations under the Registration Rights Agreement and the Company has requested that the Investors defer such registration obligations, (ii) the aggregate accrued and unpaid liquidated damages for the Company’s delay in performing such registration obligations as of the Filing Deadline (as defined below) is approximately $113,000, and (iii) the Company has requested that the Investors:  (x) accept an aggregate of 141,750 shares of restricted Common Stock in lieu of cash as payment for such liquidated damages, subject to adjustment as set forth in Section 4.1 below, (y) reduce the initial number of shares of Common Stock required to be registered under the Registration Rights Agreement to the sum of (A) 141,750 and (B) 130% of the total number of shares of Common Stock issuable under (1) the Notes, (2) the Warrants, and (3) the warrants issuable under this Agreement, and (z) permit the Company to include certain additional specified securities in any registration statement filed by the Company in connection with its registration obligations under the Registration Rights Agreement; and

WHEREAS, in order to induce the Investors to agree to the Company’s requests described in the foregoing recitals, the Company has offered to issue and deliver to the Investors, for no additional consideration, an aggregate of 200,000 additional warrants having a per share exercise price of $1.10 and a term of five years.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing and subject to the terms and conditions herein contained, the parties hereto agree as follows:

1.            CERTAIN ADJUSTMENTS TO NOTES AND WARRANTS.

The Company hereby agrees and confirms that:

(a)           The Conversion Price in effect as of the date hereof for each Note is $0.727 (subject to adjustments as provided in the Notes).

(b)           The Floor Price (as defined in the Notes) in effect as of the date hereof for each Note is $0.682 (subject to adjustments as provided in the Notes).

(c)           The Exercise Price in effect as of the date hereof for each Original Warrant is $0.80 (subject to adjustments as provided in the Warrants).

(d)           The total number of shares of Common Stock for which each Investor’s Original Warrant is exercisable as of the date hereof is set forth opposite each Investor’s name on Exhibit A (subject to adjustments as provided in the Warrants).

2.             NEW WARRANTS.

Concurrently with the execution and delivery of this Agreement, the Company shall execute and deliver to each Investor, for no additional consideration, a warrant in the form attached hereto as Exhibit B (each, a “New Warrant” and collectively, the “New Warrants”) exercisable into the number of shares of Common Stock set forth opposite such Investor’s name on Exhibit A.  The term “Warrants” as used in the Registration Rights Agreement and the Notes shall be deemed to include the New Warrants.  The provisions of Section 2.5 of the Securities

Purchase Agreement relating to the removal of restrictive legends shall apply to any certificates representing shares of Common Stock into which the New Warrants are exercisable.

3.             DEFERRAL OF PRINCIPAL PAYMENTS ON THE NOTES.

3.1           The definition of “Scheduled Principal Payment Date” as set forth in Section 1 of each of the Notes is hereby amended and restated in its entirety to read as follows:

“‘Scheduled Principal Payment Date’ means the first day of each calendar month, with the first Scheduled Principal Payment Date occurring on August 1, 2007, provided, that if any of such days in any year is not a Business Day, then the Scheduled Principal Payment Date shall be the Business Day immediately following such date.”

3.2           For the sole purpose of the Scheduled Principal Payment Date occurring on August 1, 2007, and notwithstanding Section 2(a)(iii) of each of the Notes, each Investor hereby consents to the Company’s exercise of the Principal Stock Option (as defined in the Notes) so long as (A) clauses (ii) through (v) of the Equity Conditions (as defined in the Notes) have been satisfied in full on such Scheduled Principal Payment Date and each of the ten (10) Trading Days immediately preceding such date (it being understood that neither (x) the deferral of principal payments on the Notes described in Section 3 of this Agreement, (y) the deferral of registration obligations described in Section 4.1 of this Agreement, nor (z) the January 2, 2007 issuance of Common Stock that resulted in the adjustments described in Section 1 of this Agreement, shall cause the clause (v) of the Equity Conditions in the Notes not to have been satisfied) and (B) the registration statement covering the number of Registrable Securities as required by the Registration Rights Agreement and this Agreement shall have been declared effective for at least one Trading Day preceding such Scheduled Principal Payment Date and be available to the Investors.

3.3           For the sole purpose of the Scheduled Principal Payment Date occurring on August 1, 2007, and notwithstanding Section 2(a)(iv) of each of the Notes, each Investor hereby agrees that a Principal Stock Option may be exercised by the Company so long as a Principal Stock Option Notice is delivered to each Investor on or before July 31, 2007.

3.4           The Company acknowledges and agrees that the failure by the Company to make a Principal Payment (as defined in the Notes) on August 1, 2007 will constitute an immediate “Event of Default” under each Note (without notice or any other action by the Investor holding such Note).

4.             REGISTRATION RIGHTS AGREEMENT.

4.1           Payment of Accrued Liquidated Damages.  Each Investor hereby agrees to accept, in consideration of granting the Company the right to defer its registration obligations under the Registration Rights Agreement, in lieu of a cash payment of its pro rata share of liquidated damages in an amount of approximately $113,000, the number of shares of restricted Common Stock set forth opposite its name on Exhibit A (the “Registration Default Shares”).  The

Company shall deliver to each Investor a certificate representing the Registration Default Shares issuable to such Investor within three (3) Business Days following the execution of this Agreement.  In the event the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement is filed prior to the Filing Deadline, each Investor shall, upon the request of the Company, exchange the certificate representing its Registration Default Shares for a new certificate representing a number of shares of restricted Common Stock (the “New Default Shares”) equal to its pro rata share of liquidated damages calculated as of the actual filing date of the registration statement divided by $0.80.  The provisions of Section 2.5 of the Securities Purchase Agreement relating to the removal of restrictive legends shall apply to the certificates representing the Registration Default Shares and the New Default Shares.  Notwithstanding the foregoing, it shall be a Registration Default (and additional liquidated damages shall begin to accrue as provided in Section 2(d) of the Registration Rights Agreement) if the Company fails to timely meet the Filing Deadline (as amended herein).

4.2           Amendments to the Registration Rights Agreement.

(a)           The term “Registrable Securities” as defined in the Registration Rights Agreement shall be deemed to include all of the Common Stock for which the New Warrants are exercisable and all of the Registration Default Shares issuable to the Investors hereunder.

(b)           The definition of “Filing Deadline” as set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“‘Filing Deadline’ means July 9, 2007.”

(c)           The definition of “Registration Deadline” as set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“‘Registration Deadline’ means the earlier of (i) ninety (90) days after the date on which the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement is filed with the Commission and (ii) October 8, 2007.”

(d)           The first sentence of Section 2(a) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“On or before the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement on Form SB-2 as a “shelf” registration statement under Rule 415 covering the resale of a number of shares of Registrable Securities equal to the sum of (i) 141,750 and (ii) one hundred thirty percent (130%) of the number of shares of Common Stock issuable upon conversion in full of the Notes and exercise in full of the Warrants and the New Warrants (such number to be determined without regard to any restriction on such conversion or exercise).”

(e)           The last sentence of Section 2(f) of the Registration Rights Agreement is hereby amended and restated to read in its entirety as follows:

“In no event shall the Company include any securities other than Registrable Securities and the securities disclosed on Schedule 3(e) to the Amendment Agreement, dated as of June 26, 2007, by and among the Company and the Investors named therein, on any Registration Statement filed by the Company on behalf of the Holders pursuant to the terms hereof.”

5.             AMENDMENTS TO THE ORIGINAL AND ADDITIONAL WARRANTS.

5.1           The first sentence of Section 2 of each of the Warrants is hereby amended and restated in its entirety to read as follows:

“Upon receipt of an Exercise Notice pursuant to Section 1 of this Warrant, the Company shall, (A) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the sixth (6th) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) the third (3rd) Business Day following the date on which the Company has received payment of the Exercise Price, (B) in the case of a Cashless Exercise (as defined below), no later than the close of business on the sixth (6th) Business Day following the Exercise Date set forth in such Exercise Notice, and (C) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the sixth (6th) Business Day following the determination made pursuant to Section 1(b) of this Warrant (each of the dates specified in the foregoing clauses (A), (B) or (C) being referred to as a “Delivery Date”), issue and deliver or cause to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein.”

5.2           Section 3(b) of each of the Warrants is hereby amended and restated in its entirety to read as follows:

“In addition to its rights under Section 3(a) of this Warrant, the Holder shall have the right to pursue any other equitable remedy available to it, including, without limitation, a decree of specific performance and/or injunctive relief.”

5.3           The following definition shall apply to the term “Market Price” as it is used in each of the Warrants:

“Market Price” means, the VWAP as of the Exercise Date (or if the Exercise Date is not a Trading Day, then the VWAP immediately preceding such Exercise Date).

5.4           Section 6 of each of the Warrants is hereby amended with the addition of a new Section(g) that reads as follows:

“(g)  Duration of Obligations.  The provisions of this Section 6 shall terminate upon the earlier of the Expiration Date and the exercise in full of this Warrant.”

6.             AMENDMENT TO THE NOTES.

Section 4 of each of the Notes is hereby amended with the addition of a new Section(g) that reads as follows:

“(g)           Duration of Obligations.  The provisions of this Section 4 shall terminate upon the satisfaction of all payment and other obligations of the Company under this Note.”

7.             REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

Each Investor hereby severally and not jointly represents and warrants to the Company as of the date hereof:

7.1           Organization.  Such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

7.2           Authorization.  Such Investor has the requisite corporate power and authority to execute, deliver and perform this Agreement.

7.3           Enforceability.  This Agreement constitutes such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

7.4           No Conflicts.  The execution, delivery and performance of this Agreement does not and will not conflict in any material respect with any laws applicable to such Investor or any of the organizational documents of such Investor.

7.5           Accredited Investor.  Such Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D and (ii) is acquiring the securities being issued under this Agreement solely for its own account and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or exempt from the registration requirements of, the Securities Act and/or sales registered under the Securities Act; provided, however, that in making such representation, such Investor does not agree to hold such securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of such securities at any time in accordance with the provisions of this Agreement, the other Transaction Documents and with Federal and state securities laws applicable to such sale, transfer or disposition.

7.6           Limitations on Disposition.  Such Investor acknowledges that, except as provided in the Registration Rights Agreement, in this Agreement and in the other Transaction Documents, the securities being issued under this Agreement have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

7.7           Reliance on Exemptions.  Such Investor understands that the securities being issued under this Agreement are being issued in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 7 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire such securities.

8.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Investor as of the hereof:

8.1           Organization.  The Company is duly organized, validly existing and in good standing under the laws of the State of California.

8.2           Authorization.  The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and the New Warrants.  All corporate action on the part of the Company by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under this Agreement and the New Warrants has been taken, and no further consent or authorization of any other party is required.

8.3           Enforceability.  This Agreement and the New Warrants constitute the Company’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) general principles of equity.

8.4           No Conflicts.  The execution, delivery and performance of this Agreement and the New Warrants, and the consummation of the transactions contemplated hereby and thereby, will not result in any violation of any provisions of any of the Company’s organizational documents or in a default under any provision of any instrument or contract to which the Company is a party or by which any of its assets are bound, or in violation of any provision of any Governmental Requirement applicable to the Company or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of any of the Company or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any “reset” or similar provisions) or rights of first refusal or first offer.

8.5           Valid Issuance.  The New Warrants have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, free and clear of any Liens imposed by or through the Company.  The Registration Default Shares have been duly authorized and reserved for issuance, and will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company.  The shares of Common Stock into which the New Warrants are exercisable have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of the New Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company.

9.          MISCELLANEOUS.

9.1           Severability.  In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

9.2           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. An Investor may assign its rights and obligations hereunder, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term “Investor” shall be deemed to refer to such transferee as though such transferee were an original signatory hereto.  The Company may not assign its rights or obligations under this Agreement.

9.3           No Reliance.  Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement or such transactions (other than the representations made in this Agreement), (iii) it has not received from any other party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement based on its own independent judgment and, if applicable, on the advice of such advisors, and not on any view (whether written or oral) expressed by any other party.

9.4           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. The Company acknowledges and agrees that nothing contained herein and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or a “group” as described in Section 13(d) of the Exchange Act of 1934, as amended, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled to protect and enforce its rights, including without limitation rights arising out of this Agreement, individually, and shall not be required to join any other Investor as an additional party in any proceeding for such purpose.

9.5           Injunctive Relief.  The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss or the posting of any bond.

9.6           Governing Law; Jurisdiction; Waiver of Jury Trial.  (a)  This Agreement shall be governed by and construed under the laws of the State of California applicable to contracts made and to be performed entirely within the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of San Diego for the adjudication of any dispute hereunder or any other Transaction Document or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(b) EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

9.7           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile transmission.

9.8           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.9           Notices.  Any notice, demand or request required or permitted to be given by the Company or the Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

ZAP
501 Fourth Street
Santa Rosa, California  95401
Attn:  Chief Financial Officer
Tel:           (707) 525-8658
Fax:           (707) 525-8692

with a copy (which shall not constitute notice) to:

Donahue Gallagher Woods LLP
Suite 1900
300 Lakeside Drive
Oakland, CA 94612
Attn:  Michael J. Dalton
Tel:           (510) 451-0544
Fax:           (510) 832-1486

and if to any Investor, to such address for such Investor as set forth opposite such Investor’s name on Exhibit A, or as shall be designated by such Investor in writing to the Company in accordance with this Section 9.9.

9.10           Entire Agreement; Amendments.  This Agreement, the New Warrants and the Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities then outstanding (without regard to any limitation on conversion or exercise).

9.11           Fees and Expenses.  The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, provided, however, that that the Company shall, concurrently with the execution of this Agreement, pay Gemini Strategies, LLC up to $5,000 in immediately available funds as reimbursement for its out-of-pocket expenses (including without limitation legal fees and expenses) incurred or to be incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the New Warrants.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

ZAP

By:           /s/ Steven M. Schneider____________
 Name: Steven M. Schneider
 Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

GEMINI MASTER FUND, LTD.

By:           Gemini Strategies, LLC

By:           /s/ Steven W. Winters_________________
 Name:  Steven W. Winters
 Title:  President of the Investment Manager

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

GREY K FUND, LP

By:           RNK Capital LLC

By:           /s/ Robert Koltun
 Name:  Robert Koltun
 Title:  Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

GREY K OFFSHORE FUND, LTD.

By:           RNK Capital LLC

By:           /s/ Robert Koltun
 Name:  Robert Koltun
 Title:  Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

GREY K OFFSHORE LEVERAGED FUND, LTD.

By:           RNK Capital LLC

By:           /s/ Robert Koltun
 Name:  Robert Koltun
 Title:  Robert Koltun

Exhibit A to the
Amendment Agreement

SCHEDULE OF INVESTORS

Purchaser	Address	Original Warrants	New Warrants	Registration Default Shares	Legal Representative’s Address
Gemini Master Fund, Ltd.	c/o Gemini Strategies, LLC 12220 El Camino Real Suite 400 San Diego, CA 92130-2091 Attn: Steven Winters Tel: (858) 480-2828 Fax: (858) 509-8808	396,000	111,111	78,750	Mazzeo Song LLP 708 Third Avenue 19th Floor NY, NY 10017 David S. Song Tel: 212-599-0700 Fax: 212-599-8400
Grey K Fund, LP	c/o RNK Capital LLC 527 Madison Avenue 6th Floor New York, NY 10022 Attn: Andrew Farago Tel: (212) 419-3967 Fax: (212) 419-3950	53,421	22,230	15,755
Grey K Offshore Fund, Ltd.	c/o RNK Capital LLC 527 Madison Avenue 6th Floor New York, NY 10022 Attn: Andrew Farago Tel: (212) 419-3967 Fax: (212) 419-3950	144,580	55,252	39,160
Grey K Offshore Leveraged Fund, Ltd.	c/o RNK Capital LLC 527 Madison Avenue 6th Floor New York, NY 10022 Attn: Andrew Farago Tel: (212) 419-3967 Fax: (212) 419-3950	N/A	11,407	8,085

SCHEDULE 3(e) TO THE

AMENDMENT AGREEMENT

			Common Stock	Warrants
Issue Date	Security	Type	Numbers of Shares	Numbers of Shares	10% Dividend	Adj No. Shares	Stockholders	Totals
10/20/2006	Warrants	$1.20		60,000	6,000	66,000	Diversified Equity Funding, L.P.
1/2/2007	Warrants	$1.20		120,000	12,000	132,000	Diversified Equity Funding, L.P.	198,000
10/20/2006	Warrants	$1.20		60,000	6,000	66,000	Diversified Strategies Fund, LLC	66,000
10/20/2006	Warrants	$1.20		45,000	4,500	49,500	HES Gift Trust
1/2/2007	Warrants	$1.20		15,000	1,500	16,500	HES Gift Trust
1/2/2007	Warrants	$1.20		1,000,000	100,000	1,100,000	HES Gift Trust	1,166,000
10/20/2006	Common Stock	$1.00	110,000		11,000	121,000	Joe Gottlieb	121,000
10/20/2006	Common Stock	$1.00	100,000		10,000	110,000	Marleen Mulder
10/20/2006	Warrants	$1.20		30,000	3,000	33,000	Marleen Mulder	143,000
10/20/2006	Warrants	$1.20		30,000	3,000	33,000	Randall Chuchill
10/20/2006	Common Stock	$1.00	100,000		10,000	110,000	Randall Churchill	143,000
10/20/2006	Warrants	$1.20		100,000	10,000	110,000	Raymond Markman	110,000
11/16/2004	Warrants	$1.20		1,000,000	100,000	1,100,000	The Banks Group LLC
2/2/2007	Common Stock	$0.92	217,391		21,739	239,130	The Banks Group LLC	1,339,130
6/19/2006	Warrants	$1.75		1,000,000	100,000	1,100,000	Thomas Heideman	1,100,000
10/20/2006	Warrants	$1.20		30,000	3,000	33,000	Wendy Spatz
1/2/2007	Warrants	$1.20		15,000	1,500	16,500	Wendy Spatz	49,500
10/20/2006	Warrants	$1.20		50,000	5,000	55,000	William Courtright	55,000

			527,391	3,555,000	408,239	4,490,630		4,490,630

				4,082,391		0

			52,739	355,500

			580,130	3,910,500

				4,490,630